Exhibit 99.01

Advancing the Future of Energy

WITH CAPITAL DISCIPLINE, INNOVATION AND UNMATCHED EXECUTION

RELIABLE | AFFORDABLE | SUSTAINABLE ENERGY



INVESTOR PRESENTATION | JUNE 2022

Valero

Cautionary Statement This presentation contains forward-looking statements made by Valero Energy Corporation (“VLO” or “Valero”) within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as ”plan,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “could,” “continue,” “focused,” “opportunity,” “scheduled,” “may,” “targeting,” or other similar expressions that convey the uncertainty of future events or outcomes. Forward-looking statements in this presentation include, but are not limited to, those relating to our low-carbon projects, our 2025 and 2035 GHG emissions reduction/displacement targets, future capital expenditures, expected timing of completion of projects, the effect of projects on our financial performance, future low-carbon policies and demand for low-carbon fuels, future business plans and strategies, future safety and environmental performance, future operating and financial performance and 2022 guidance. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Valero and are difficult to predict including, but not limited to, the effect, impact, potential duration or other implications of the Russia-Ukraine conflict, the COVID-19 pandemic and various events arising from or related to such events. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of Valero. Although Valero believes that the assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, Valero cannot give assurance that it will achieve or accomplish its expectations, beliefs or intentions. When considering these forward- looking statements, you should keep in mind the risk factors and other cautionary statements contained in Valero’s filings with the Securities and Exchange Commission, including Valero’s annual report on Form 10-K, quarterly reports on Form 10-Q, and other reports available on Valero’s website at www.valero.com. These risks could cause the actual results of Valero to differ materially from those contained in any forward-looking statement. This presentation includes certain financial measures that are not defined under U.S. Generally Accepted Accounting Principles (GAAP) and are considered to be non-GAAP measures. Valero has defined these non-GAAP measures and believes they are useful to the external users of its financial statements, including industry analysts, investors, lenders, and rating agencies. Valero believes these measures are useful to assess its ongoing financial performance because, when reconciled to their most comparable U.S. GAAP measures, they provide improved comparability between periods after adjusting for certain items that Valero believes are not indicative of its core operating performance and that may obscure its underlying business results and trends. These non- GAAP measures should not be considered as alternatives to their most comparable U.S. GAAP measures nor should they be considered in isolation or as a substitute for an analysis of Valero’s results of operations as reported under U.S. GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because Valero may define them differently, which diminishes their utility. Valero’s reconciliations of GAAP financial measures to non-GAAP financial measures are located at the end of this presentation. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 2 2

REFINING
WORLD'S LARGEST INDEPENDENT REFINER


RENEWABLE DIESEL
WORLD'S 2ND LARGEST RENEWABLE DIESEL PRODUCER


ETHANOL
WORLD'S 2ND LARGEST CORN ETHANOL PRODUCER

GROWTH PROJECTS FOCUSED ON COST CONTROL, OPTIMIZATION AND MARGIN EXPANSION

- **15** refineries
- lowest cost producer
- **3.2** million barrels per day of high-complexity throughput capacity
- advantaged refining and logistics assets well positioned for feedstock and product optimization
- ratable wholesale supply of 1.2 million barrels per day or over 50% of our light products
- **2021** BEST YEAR EVER FOR EMPLOYEE & PROCESS **SAFETY**

EXECUTING A VIABLE PATH TO REDUCE AND DISPLACE GREENHOUSE GAS (GHG) EMISSIONS

HIGH RETURN PROJECTS WITH PRODUCTS PLACED INTO HIGH GROWTH, LOW-CARBON MARKETS

DIAMOND GREEN DIESEL (DGD)

- **700** million gallons per year
- **1.2** expanding to billion gallons per year
- low-carbon intensity renewable diesel produced from recycled animal fats, used cooking oil and inedible corn oil
- up to **80%** reduction in GHG emissions
- **100%** compatible with existing engines and infrastructure

CONTINUE TO DEVELOP ADDITIONAL LOW-CARBON GROWTH OPPORTUNITIES

DEVELOPING ECONOMIC PROJECTS TO FURTHER REDUCE CARBON INTENSITY

- **12** ethanol plants
- **1.6** billion gallons per year production capacity
- high-octane renewable fuel with lower CO_2 emissions
- at least **30%** reduction in GHG emissions
- existing logistics assets well positioned to support export growth

REDUCING CARBON INTENSITY THROUGH ANNOUNCED CARBON SEQUESTRATION PROJECT


Renewable Diesel
Refining
Ethanol
Wholesale
Midstream

Best-in-class producer of fuels and products that are essential to modern life

See slides 23-24 for notes regarding this slide.

INVESTOR PRESENTATION | JUNE 2022
Valero 3

Advancing the Future of Energy with Capital Discipline, Innovation and Unmatched Execution

Operations

Unmatched Execution with a Proven History of Operations Excellence

- Safe, reliable, environmentally responsible operations have driven higher profitability and lower volatility through multiple commodity cycles
- The lowest cash operating cost among peer group while maintaining first quartile operating performance
- Applying our liquid fuels manufacturing expertise to optimize our renewable diesel business

Earnings Growth

Growth Through Innovation

- Growth projects focused on operating cost control, market expansion and margin improvement
- Leveraging our global liquid fuels platform to expand our long-term competitive advantage with investments in economic low-carbon projects
- 25% after-tax IRR hurdle rate for projects

Capital Discipline

Demonstrated Commitment to Stockholders

- Disciplined capital allocation with solid free cash flow and returns to stockholders across margin cycles
- Delivered on our annual target payout ratio of 40% to 50% every year under current management (since 2014)
- 10% average annual Return on Invested Capital since 2014

Comprehensive liquid fuels strategy driving economic growth projects and providing a viable path to reduce and displace Refinery GHG emissions by 100% by 2035

Steadfast in the execution of our strategy, pursuing **excellence in operations,** investing for **earnings growth with lower volatility** and honoring our **commitment to stockholder returns**

See slides 23-24 for notes regarding this slide. See slides 44-54 for non-GAAP disclosures.
Peer group includes PSX, MPC, DINO, and PBF.

INVESTOR PRESENTATION | JUNE 2022
Valero
4

Comprehensive Roadmap to Further Reduce Emissions with Innovative Low-carbon Projects Consistent with Our Strategy GHG Emissions 2035 Target Reduction (Scope 1 & 2) On track to reduce and displace Refinery GHG 2.4 emissions by 32.3 32.3 4.2 Scope 1 & 2 63% through investments in 11.1 board-approved projects by 2025. Targeting to reduce and displace Refinery GHG 10.9 emissions by Scope 1 & 2 3.7 100% through board-approved 2011 2025 Target 2035 Target Refinery GHG Absolute GHG Emissions GHG Emissions GHG Emissions GHG Emissions Refinery GHG Emissions in Emissions Displaced by Displaced by Displaced by Reduced by Emissions in projects and carbon Baseline 2011 Reduction Ethanol Renewable Global Credits Carbon 2035 after sequestration projects (Scope 1 & 2) through Production Diesel for & Blending Sequestration Reductions & under development Efficiencies Production of Renewable Displacements Independently Independently by 2035. (Scope 1 & 2) Fuels (Scope 1 & 2) Verified Verified See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 5 Million Metric Tons CO e 2 63% 100% Million Metric Tons CO e 2 100%

Expanding Our Long-term Competitive Advantage with Investments in Economic Low-carbon Transportation Fuels

Visibility to Earnings Growth


$10,500
Adjusted EBITDA Attributable to VLO Stockholders ($ in millions)
$8,892 MM
2012 – 2019 Range
Average: $6,409 MM
$4,660 MM
Projects in Execution
Pro Forma EBITDA
2021: $4,257 MM
2009: $1,747 MM
2020: $778 MM
$1.2 to $1.7 billion in Annual EBITDA Contribution from Growth Projects

$1.2 to $1.7 billion in Annual EBITDA from Growth Projects in Execution

(expected completion / project cost)


Refining Optimization and Margin Improvement
Renewables Expansion
$1.2 - $1.7 bn
Estimated EBITDA Cumulative Range
Estimated EBITDA
EBITDA ($ in millions)
Port Arthur Coker
2023 / $975 MM
Other Refining and Logistics Projects
DGD 2
Started up in 4Q21
DGD 3
4Q22 / $725 MM
Other Projects in Execution
EBITDA from Growth Projects

Reinvesting capital with diversification into higher growth, higher return and lower carbon renewable fuels



Increasing **Renewable Diesel** production

Advancing **Renewable Naphtha** production

Developing **Sustainable Aviation Fuel (SAF)**

Developing **Renewable Hydrogen**

Evaluating additional **Carbon Sequestration** opportunities

See slides 23-24 for notes regarding this slide. See slides 44-54 for non-GAAP disclosures.
Joint venture investments, including Diamond Green Diesel, reflect Valero's ownership interest.

INVESTOR PRESENTATION | JUNE 2022
Valero 6

Global Low-carbon Fuel Policies Driving Demand Growth for Renewable Diesel



Active Low-carbon Mandates
Low-Carbon Mandates Under Development



Diesel Demand in Select Markets(1)
~7,300
6,000
720
570
Current RD and BD Consumption(1)
<500
335
105
15
EU & UK
Canada
Select U.S.
(thousand barrels per day)



California Renewable Diesel Consumption
(million gallons)
113
589
937
2014
2015
2016
2017
2018
2019
2020
2021

	2030 GHG Emissions Reduction Target	Net-zero GHG Emissions Target	Primary Transportation Fuel Policy Mechanism	2030 Liquid Fuels Goal
California	40%	Net-zero by 2045	Low Carbon Fuel Standard (LCFS)	Reduce the carbon intensity of transportation fuels by at least 20%
Canada	30%	Net-zero by 2050	Clean Fuel Standard (CFS) – enforcement expected 2023	Reduce the carbon intensity of transportation fuels by ~13%
EU	40%	Net-zero by 2050	Renewable Energy Directive II (RED II)	Replace 14% of transport fuels with renewable energy
UK	68%	Net-zero by 2050	Renewable Transport Fuel Obligation (RTFO)	Replace 17% of transport fuels with renewable fuels
Other Policies in Place	• Oregon's Clean Fuels Program requires a 10% carbon intensity reduction by 2025; has proposed a 25% reduction by 2035 • Washington State's legislature has passed an LCFS that requires a 20% carbon intensity reduction by 2038 • British Columbia and Ontario have existing low-carbon fuels policies • Sweden currently has a 21% GHG reduction requirement for diesel in 2020, increasing to 66% in 2030 • Finland aims for 30% of transport fuels to be biofuels by 2030			
Potential Policies	• New York continues to evaluate an LCFS in order to meet its goal of reducing emissions 85% by 2050 • New Mexico, Nevada and Minnesota are exploring renewables mandates			

LCFS Credit Price

(monthly average, $ per metric ton)



$200
$100
$0
2014
2015
2016
2017
2018
2019
2020
2021
2022

Source: California Air Resources Board. LCFS credit prices through April 2022.

Source: DOE, CARB, Oregon DEQ, and industry consultants.

(1) 2019 diesel demand, inclusive of biofuels, and 2021 Renewable Diesel (RD) and Biodiesel (BD) consumption in Canada, EU, UK, and U.S states with mandates in place or in consideration (CA, OR, WA, NY, NM, NV, and MN only).

INVESTOR PRESENTATION | JUNE 2022
Valero
7

Renewable Diesel Driving Low-carbon Results in California California LCFS Performance LCFS Credit by Fuel Type (% reduction in carbon intensity) (2021) Cost-effective 0% fuel that can be used with Electricity existing vehicles (other) 9% -5% Other Electricity Renewable 2% Drop-in fuel (on-road charging) -8.8% Diesel 13% that does not 32% require -10% Historic Compliance Targets infrastructure -9.4% Reported % CI Reduction investments Biomethane Future Compliance Targets 14% -15% Over 3.5 billion Ethanol -20.0% gallons Biodiesel 19% 12% consumed in -20% California 78% 2012 2014 2016 2018 2020 2022 2024 2026 2028 2030 since 2011 Biofuels Source: California Air Resources Board. Totals may not crossfoot due to rounding. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 8

Expansion into Low-carbon Renewable Fuels Underpinned by Higher Economic Returns Renewable Diesel Capacity Renewable Diesel Realized Cash Flow Profile (million gallons per year) ($ in millions) 1,170 $1,602 million cumulative EBITDA $1,700 $1,238 million cumulative Capex $1,400 Cumulative EBITDA 470 $1,100 DGD 1 Cumulative Capex DGD 2 Cumulative Capex $800 DGD 3 Cumulative Capex Net Cumulative Cash Flow $500 $725 MM Capex (EBITDA less Capex) $200 Mix shift to 410 ($100) renewable ($400) fuels should 15 ($700) 115 160 drive higher ($1,000) Return on ($1,300) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2013 2018 2020 2021 2022 20 2022 23 Invested DGD 1 DGD 1 Expansion DGD DGD 2 DGD 3 St. Charles St. Charles Optimization St. Charles Port Arthur Capital See slides 44-54 for non-GAAP disclosures. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 9 Diamond Green Diesel EBITDA and Capex reflects Valero’s 50% share.

A Vehicle Running on Renewable Diesel Emits Fewer Emissions than an Electric Vehicle


RENEWABLE DIESEL
A DROP-IN FUEL

U.S. Light-Duty Vehicle Life Cycle Emissions

2021 Southwest Research Institute Study


g CO_2/mile
"Zero emissions" vehicles are not zero emissions
Electricity / Fuel Emissions
Embedded Emissions
300
250
200
150
100
50
0
25% fewer emissions than an EV
Battery Electric Vehicle
Diesel Engine with Renewable Diesel (waste oil based)

U.S. Heavy-Duty Long-Haul Vehicle Life Cycle Emissions

2021 Southwest Research Institute Study


Tons CO_2
Battery Electric Vehicle
Diesel Engine with Renewable Diesel
1,600
1,400
1,200
1,000
800
600
400
200
0
57% fewer emissions than an EV after 1,000,000 miles traveled
Embedded Emissions (zero miles traveled)
500,000 Miles Traveled
1,000,000 Miles Traveled

A single light-duty vehicle running on renewable diesel emits **10 tons less CO_2 emissions** than an electric vehicle, an amount equal to planting **159 trees***

A single heavy-duty long-haul vehicle running on renewable diesel emits **833 tons less CO_2 emissions** than an electric vehicle, an amount equal to planting **13,763 trees***

*Estimated based on EPA's GHG Equivalencies calculator for urban tree seedlings grown for ten years.

See slides 23-24 for notes regarding this slide.

INVESTOR PRESENTATION | JUNE 2022
Valero 10

Applying our Our Competitive Advantage with liquid fuels Diamond Green Diesel (DGD) manufacturing DGD is Designed to Process Low-carbon expertise to Feedstocks for Higher Product Value optimize our Carbon Intensity (g CO e / MJ) $1.37 $1.23 2 $1.14 LCFS credit value ($ per gallon) 100 $0.63 renewable 81 58 diesel 32 27 20 business Used Cooking Oil Distillers Corn Oil Animal Fats Soybean Oil Grid Electricity Diesel Higher EBITDA Margin (adjusted EBITDA per gallon) Valero (DGD) $2.34 $2.25 $2.25 $2.19 $2.18 $2.07 Renewable Diesel Peer $1.62 $1.58 $1.53 $1.13 $1.09 $0.93 $0.95 $0.47 2015 2016 2017 2018 2019 2020 2021 Source: Company reports and California Air Resources Board. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 11 See slides 23-24 for notes regarding this slide. See slides 44-54 for non-GAAP disclosures.

Developing Economic Paths to Further Reduce the Carbon Intensity of Our Products

- Connecting to BlackRock and Navigator's **large-scale carbon capture and storage project**
  - 1,300 mile pipeline is expected to span across five Midwest states
  - Valero is expected to be the anchor shipper with eight of its ethanol plants connected to the carbon capture pipeline
  - Navigator is expected to lead the construction and operations of the system, with startup activities to begin late 2024
- Project driven by strong economic returns
  - **45Q Tax Credit** of $50 per metric ton (15 cents per gallon ethanol) for CO_2 captured and stored
  - Approximately 40 to 50 cents per gallon uplift for the lower carbon intensity ethanol in **LCFS markets**[1]
- Evaluating **additional** Carbon Sequestration **opportunities**
  - Developing stand-alone projects at certain ethanol plants east of the Mississippi River for carbon sequestration on-site



SEQUESTRATION SITE
PROPOSED PIPELINE
VALERO ETHANOL PLANTS
MINNESOTA
SOUTH DAKOTA
AURORA
WELCOME
HARTLEY
LAKOTA
CHARLES CITY
ALBERT CITY
FORT DODGE
ALBION
IOWA
NEBRASKA
ILLINOIS

Map is indicative only.

[1] Based on $150 to $200 per metric ton carbon price. Typical CO_2 production from ethanol plants is 0.003 metric tons per gallon of ethanol produced.

INVESTOR PRESENTATION | JUNE 2022

12

SIZE, SCALE AND GLOBAL REACH
EXTENSIVE CONNECTIVITY AND GLOBAL OPTIMIZATION
LOWEST COST PRODUCER
TOP QUARTILE OPERATIONS
DISCIPLINED INVESTMENTS
GROWTH WITH LOWER VOLATILITY

PREMIER REFINING PORTFOLIO THAT IS RESILIENT EVEN IN A CARBON-CONSTRAINED SCENARIO

SIZE, SCALE AND GLOBAL REACH

high complexity coastal system with **extensive connectivity** to inland and imported crudes operational flexibility to process a wide range of feedstocks ratable wholesale supply of 1.2 million barrels per day or over 50% of our light products global operations support **optimization** of product exports one of the largest light products importers into Mexico

LOWEST COST PRODUCER WHILE ACHIEVING TOP QUARTILE OPERATIONS

safety and **reliability** are imperative for profitability

top quartile mechanical availability minimizes unplanned downtime and costs access to cheap natural gas and a deep pool of skilled labor in the U.S. Gulf Coast

INVESTMENTS IN EFFICIENCY, MARKET EXPANSION AND HIGHER MARGIN CAPTURE

reducing cost and improving margin capture
- Wilmington and Pembroke cogens
- St. Charles and Port Arthur hydrocrackers
- Port Arthur coker
- Houston and St. Charles alkylation units

improving feedstock flexibility, cost and crude quality
- Diamond, Sunrise and Red River pipelines
- connectivity in Corpus Christi
- Line 9 into Quebec
- Houston and Corpus Christi toppers

growing market share into higher netback markets
- Central Texas pipelines and terminals
- Pasadena terminal
- Expansion into Latin America with investments in Mexico and Peru

Long-term, sustainable competitive advantage



$2,119
Valero
$0

Highest Free Cash Flow within Peer Group

Peer Range

Average Free Cash Flow 2012 – 2021

($ in millions)

See slides 23-24 for notes regarding this slide. See slides 44-54 for non-GAAP disclosures.
Peer group includes PSX, MPC, DINO, and PBF.

INVESTOR PRESENTATION | JUNE 2022
Valero 13

Investments in Safety and Reliability reliability have contributed to are Imperative for Profitability operations excellence In 2021, we delivered our best year ever on employee and process safety performance Personnel Safety Tier 1 Process Safety (three-year rolling averages) Valero Industry 0.19 0.90 0.79 0.50 0.05 0.21 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Improvement Versus Industry Benchmarks Leads to Greater Margin Capture, Lower Operating Expenses and Better Efficiency st 1 Quartile 2018 nd 2 Quartile rd 3 Quartile 2008 th 4 Quartile Personnel Index Maintenance Index Non-Energy Cash Opex I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 See slides 23-24 for notes regarding this slide. 14 Total Recordable Incidence Rate (TRIR) Process Safety Event Rate

Increased Refinery Availability Has Driven Valero to be the Lowest Cost Producer Improvement in Mechanical Availability Refining Cash Operating Expenses (1) Versus Industry Benchmarks Per Barrel of Throughput (excludes turnaround and D&A expenses) Peer Range $8.00 st 1 Quartile 2018 nd 2 Quartile 2008 rd 3 Quartile th 4 Quartile $3.00 2010 2012 2014 2016 2018 2020 1Q22 Mechanical Availability See slides 23-24 for notes regarding this slide. Peer group includes PSX, MPC, DINO, and PBF. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 15 (1) 2021 refining cash operating expenses per barrel of throughput include impacts from Winter Storm Uri.

Refining Business Generates Significant Cash to Support Growth and Stockholder Returns Sources and Uses of Cash – Cumulative: December 31, 2014 to March 31, 2022 ($ in billions) Sources of Cash Uses of Cash Reducing Leverage $4.0 $3.0 ($17.7) (0.6) $33.2 Sustaining capital ($10.6) (0.7) Growth capital ($5.9) Acquisitions ($1.2) (0.8) $2.0 ($18.0) Dividends ($9.7) Buybacks ($8.4) $3.7 $2.6 ($1.6) Cash and Cash Net Cash Provided by Other Financing Capital Investments Stockholder Returns Other Cash and Cash Equivalents Operating Activities Activities Attributable to Valero Equivalents December 31, 2014 March 31, 2022 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 See slides 44-54 for non-GAAP disclosures. 16 Totals may not crossfoot due to rounding. Thousands Debt Raised in 2020 September 2021 Debt Redemption December 2021 Debt Redemption and Refinancing February 2022 Debt Redemption and Refinancing

Disciplined Capital Management is a Constant in Our Strategy

1 Maintain a Strong Balance Sheet

Maintain an investment grade credit rating

Target 20% to 30% net debt-to-cap ratio

2 Non-discretionary

Sustaining Capex

- Target approximately $1.2 to $1.5 billion annually
- Key to safe and reliable operations

Dividend

- Commitment to stockholders
- Targeting a sustainable and growing dividend with a payout that is at the high end of our peer group

3 Discretionary

Growth Capex

- 25% after-tax IRR hurdle rate for projects
- Refining projects focused on operating cost control, market expansion and margin improvement
- Low-carbon fuels expansion

Acquisitions

- Evaluate versus alternative uses of cash

Buybacks

- Targeting an annual payout ratio between 40% and 50% of adjusted net cash provided by operating activities
- Stock buyback program consists of ratable and opportunistic purchases



INVESTOR PRESENTATION | JUNE 2022

See slides 23-24 for notes regarding this slide.

Valero 17

Demonstrated Discipline in Capital Allocation

Annual Capital Investments Attributable to Valero

($ billion)


Sustaining
Growth
$3.4
$1.8
$1.5
$2.8
$1.4
$1.4
$2.7
$1.5
$1.2
$2.4
$1.0
$1.5
$2.0
$0.6
$1.4
$2.2
$0.9
$1.3
$2.6
$0.7
$1.9
$2.6
$0.9
$1.7
$2.0
$0.9
$1.1
$1.8
$0.7
$1.1
$2.0
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022E

Estimated Capital Investments Attributable to Valero $2.0 billion for 2022


~60%
Sustaining
Growth
~40%
Renewables
Other Growth
~50%
Total Capital Investments Attributable to Valero
Growth Capital Investments Attributable to Valero

Sustaining Capex as a percentage of Depreciation and Amortization


>100%
Steady investments to improve portfolio efficiency
47%
2012
2021

Steady investments to maintain a **safe and reliable asset base** and **enhance** the **margin capability** of our portfolio

Approximately **50% of growth capex** is allocated to **renewables**

Sustaining includes costs for turnarounds and catalysts and regulatory compliance. Growth includes joint-venture investments but excludes acquisitions. Sustaining and growth excludes 50% of DGD's sustaining and growth capex attributable to the other joint venture member and those related to other variable interest entities. Renewables reflects DGD and ethanol. See slides 44-54 for non-GAAP disclosures. Totals may not crossfoot due to rounding.

INVESTOR PRESENTATION | JUNE 2022

Valero 18

Delivering on Our Commitment of Cash Returns to Stockholders

Stockholder Returns



Payout Ratio:
11% 30% 31% 54% 65% 63% 56% 47% 184% 50%
($ billion)
Buybacks
Dividends
$0.6 $1.4 $1.9 $3.7 $2.4 $2.6 $3.1 $2.3 $1.8 $1.6
$0.3 $0.9 $1.3 $2.8 $1.3 $1.4 $1.7 $0.8 $0.2
$0.4 $0.5 $0.6 $0.8 $1.1 $1.2 $1.4 $1.5 $1.6 $1.6
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Annual Dividend Per Share and Weighted Average Shares Outstanding as a Percentage Relative to 2012



556 million shares
408 million shares
100% 99% 95% 90% 83% 80% 77% 74% 73% 73% 73%
WASO
Dividend/share
$0.65 $0.85 $1.05 $1.70 $2.40 $2.80 $3.20 $3.60 $3.92 $3.92
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022(1)

Dividend Yield(2)



S&P 500 1.6%
Valero 3.2%
Energy 3.0%
Utilities 3.0%
Real Estate 2.9%
Consumer Staples 2.7%
Financial 2.1%
Materials 1.9%
Industrial 1.8%
Health Care 1.6%
Technology 1.1%
Consumer Discretionary 1.0%
Communication Services 0.9%

Delivering cash returns through **sustainable dividend growth** and **discretionary buybacks**

Source: Bloomberg as of May 20, 2022. See slides 23-24 for notes regarding this slide. See slides 44-54 for non-GAAP disclosures. Totals may not crossfoot due to rounding.

(1) 2022 Dividend per share annualized based on most recent quarterly dividend.

(2) Dividend yield for sectors reflects the Index Yield of the respective SPDR exchange-traded fund (ETF).

INVESTOR PRESENTATION | JUNE 2022

Valero 19

Demonstrated Lower Volatility in Earnings and Free Cash Flow Volatility S&P 500 Free Cash Flow Volatility and Return Profile Average Free Cash Flow 2012 – 2022 2012 – 2022 2012 – 2021 Valero has Peer Range 9% BEST demonstrated Financials lower 8% Valero $2,119 volatility in 8% 7% earnings and Communication Services Information 6% free cash flow Technology Industrials than other Peers 5% Consumer refiners, Consumer Discretionary 4% integrated energy Staples Materials Health companies and Energy Utilities Care 3% most S&P 500 Real Estate sectors 2% $0 0% Oil Majors WORST 1% 0% 100% 200% 300% 400% 500% 96% 87% 56% $ Millions % of Average Free Cash Free Cash Flow Volatility Adjusted EBITDA Market Cap Flow EPS Source: Bloomberg and company reports. Peer group includes PSX, MPC, DINO, and PBF. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 20 See slides 23-24 for notes regarding this slide. See slides 44-54 for non-GAAP disclosures. Average TTM Free Cash Flow as a % of Market Cap

Valero's Positioning Relative to the S&P 500 Index



Growth
Value
Balance Sheet
($ billion)
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
34%
3.2%
6.3x
A/R Facility $1.3
Cash $2.5
Credit Facilities $3.6
$7.3 billion in available liquidity
Consensus EBITDA CAGR 2021A - 2023E
Dividend Yield
EV / 2022E EBITDA
Valero Liquidity(1) (As of March 31, 2022)



Dividend Yield
3.2%
Company 2 3.1%
Company 3 3.0%
Company 4 3.0%
Company 5 3.0%
5 Companies
Compelling Dividend Yield (≥3% Dividend Yield)
52 Companies
Competitive EBITDA Growth (≥10% Consensus CAGR for 2021A - 2023E)
146 Companies
High Stockholder Return (≥10% 2014-2021 Average ROIC & Positive TSR since 2014)
360 Companies
Investment Grade (BBB- / Baa3)
462 Companies
Large Cap (Market Cap ≥$10 billion)
500 Companies
S&P 500
STANDARD &POOR'S 500

Premier Refining portfolio that is resilient even in a carbon-constrained scenario

Lowest cost producer

Growth through innovation in Renewables

Committed to stockholder returns with an annual target payout ratio of 40% to 50%

Comprehensive roadmap to reduce emissions through investments in Board approved projects

See slides 23-24 for notes regarding this slide.

Source Bloomberg and company reports as of May 20, 2022. Totals may not crossfoot due to rounding.

(1) Excludes $157 million of cash and cash equivalents related to the consolidated VIEs that is available for use only by the VIEs.

INVESTOR PRESENTATION | JUNE 2022
Valero 21

Appendix Contents Topic Slide Notes 23-24 VLO Guidance 25 Environmental, Social and Governance (ESG) 26-27 Strong Presence in Advantaged U.S. Gulf Coast and Mid-Continent 28 U.S. Natural Gas Cost Advantage 29 Crude Supply Advantage in the U.S. Gulf Coast and Mid-Continent 30 Global Optimization of Operations and Product Exports 31-33 Ratable Global Wholesale Supply and Growth in Mexico 34 Valero’s Logistics Assets 35 Ethanol 36 Projects in Execution Phase or Recently Completed 37-40 Refining Capacity and Nelson Complexity 41 Now vs. Then – A Shift in Valuation 42 Electric Vehicle (EV) Myth: Zero Emissions 43 Non-GAAP Disclosures 44-54 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 22

Notes Payout Ratio Payout Ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD’s operating cash flow (excluding the change in its working capital) attributable to the other joint venture member. Light Products Light products is the combined volume of gasoline and distillate. Gasoline volume includes blendstocks and distillate volume includes ULSD, jet fuel, kerosene, and ULSK. Slides 4, 5, 26, and 27 Valero’s Sustainable Accounting Standards Board (SASB) Report aligns its performance data with the recommendations of the SASB framework in the Oil and Gas – Refining and Marketing industry standard. A copy of Valero’s SASB report, EEO-1 report and related disclosures, including further detail on our 2025 and 2035 scope 1 and 2 GHG emissions reduction targets and the independent verification we obtained can be on pages 106 through 108 in Valero’s Stewardship and Responsibility Report (SRR), which can be accessed on Valero’s investor relations website at Investorvalero.com. Slides 6 and 37 Amounts shown represent targeted EBITDA growth. Valero is unable to provide a reconciliation of such forward-looking targets because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of its control, including with respect to unknown financing terms, project timing and costs, and other potential variables. Accordingly, a reconciliation is not available without unreasonable effort. Slide 10 U.S. Light-Duty Vehicle (LDV) Life Cycle Emissions study conducted by Southwest Research Institute – “Life Cycle Analysis Report” (2021) based on simulations performed using the GREET life cycle analysis tool. LDV with 12 year life and 160,000 miles travel, renewable diesel emissions are based on 100% waste oil based renewable diesel blend, electricity based on 2019 EIA average mix, and no battery replacement for 300 mile range electric vehicle. Vehicle class mix of 30% sedans, 20% crossovers, and 50% pickup/SUV trucks. Embedded emissions captures the emissions involved in the manufacturing, assembly, and production of the vehicle as well as maintenance items over the lifetime of the vehicle i.e. battery, fluids, ADR (assembly, disposal, and recycling), and components. U.S. Heavy-Duty Long-Haul Vehicle (HDV) Life Cycle Emissions study conducted by Southwest Research Institute – “Life Cycle Analysis Report” (2021). Class 8 heavy-duty truck with a 1,000,000 mile (~15 years) lifetime, electric truck with a 500-mile battery range, electricity based on 2019 EIA average mix, one battery replacement, and diesel engine running on 100% waste oil based renewable diesel. Embedded emissions captures the emissions involved in the manufacturing, assembly, and production of the vehicle as well as maintenance items over the lifetime of the vehicle i.e. battery, fluids, ADR (assembly, disposal and recycling), and components. Slide 11 California LCFS credit values are for 2022, assuming $150 per metric ton carbon price. Renewable diesel peer reflects Neste Corporation. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 23

Notes Slides 13 and 20 Free cash flow is defined as net cash provided by operating activities less capital expenditures of VLO and DGD, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. Average free cash flow reflects 2012 through the most recent annual filing. Average free cash flow for PBF reflects years 2013 to 2021 due to its December 2012 IPO. Volatility expressed as coefficient of variance, or the standard deviation divided by the mean, of the respective metric on a quarterly basis from the first quarter of 2012 through the first quarter of 2022. EBITDA is defined as net income (loss) plus income tax, net interest and depreciation and amortization. Refining peer group includes PSX, MPC, DINO, and PBF. Oil majors include XOM, CVX, COP and EOG. Slide 14 Industry Total Recordable Incidence Rate (TRIR) from U.S. Bureau of Labor Statistics. Tier 1 three-year rolling averages of refining process safety events per 200,000 work hours. Tier 1 defined within API Recommended Practice 754. Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Slide 15 Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Slide 17 Targeted net debt-to-cap ratio based on total debt reduced by balance sheet cash. Peer group includes PSX, MPC, DINO, and PBF. Payout ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD’s operating cash flow (excluding the change in its working capital) attributable to the other joint venture member. Slide 21 TSR from December 31, 2014 through May 20, 2022 includes stock price appreciation and dividends paid. EV / EBITDA and CAGR based on consensus estimates. Slide 29 VLO Refining system used as a proxy for U.S. refining and compared to a European refinery with similar processing unit configuration. Platts Houston Ship Channel natural gas price quotes used for the U.S. and the ICE UK National Balancing Point quotes used for Europe. 2Q22 prices through May 16, 2022. VLO Refining natural gas consumption is ~900,000 MMBtu per day, of which 63% is operating expense and the balance is cost of goods sold. Slide 30 Ranges represent average quarterly minimums and maximums of each feedstock category as a % of total feedstock. Ranges for monthly averages are wider. Slide 32 VLO U.S. product exports reflect Valero’s actual U.S. gasoline and distillate export volumes. Distillate volume includes diesel, jet fuel and ULSK. Map shows destinations for products exported from Valero’s refineries in the U.S., Canada and the U.K. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 24

VLO Guidance

2Q22[1]

• Throughput (MBPD)	
– U.S. Gulf Coast	1,640 to 1,690
– U.S. Mid-Continent	395 to 415
– North Atlantic	445 to 465
– U.S. West Coast	225 to 245
• Refining cash operating expense per barrel of throughput	$5.15
• Ethanol	
– Production (millions of gallons per day)	4.0
– Operating expense per gallon of production	$0.48
• Cash opex	$0.43
• Non-cash opex	$0.05
• Depreciation and amortization expense ($MM)	$630
• Net interest expense ($MM)	$140

Full Year 2022[1]

• Renewable Diesel	
– Sales volume (million gallons)	750
– Operating expense per gallon of production	$0.45
• Cash opex	$0.30
• Non-cash opex	$0.15
• Payout ratio[2] of adjusted net cash provided by operating activities	40 to 50%
• General and administrative expense ($MM)	$870
• Annual capital investments attributable to Valero ($MM)	$2,000
– Sustaining	60%
– Growth	40%

(1) Unless otherwise stated, guidance as provided on the 1Q22 earnings call and is included here for informational purposes only.
(2) Payout ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD's operating cash flow (excluding the change in its working capital) attributable to the other joint venture member.



INVESTOR PRESENTATION | JUNE 2022
Valero 25

A Commitment to Environmental Stewardship, Beyond Regulations

E ENVIRONMENTAL

Reducing, Reusing, Recycling, and Repurposing

Refining

Flare-gas recovery systems result in more than **97% flaring-free** operations

Recycle approximately 18.5 times the amount of fresh water consumed in refining operations

Marine vapor recovery units **route gasoline back** into the refinery pool

Cogeneration units and **expanders** can **offset enough electricity** to power a city the size of **San Francisco**

Carbon Capture

Our Port Arthur refinery became **the first industrial site** in the U.S. to **host a large scale carbon capture project**, with **more than 1 million metric tons captured each year**

Renewables

Renewable Diesel **reduces life cycle GHG emissions up to 80%**[(1)(2)]

Diamond Green Diesel **processes recycled** animal fats, used cooking oil, and inedible corn oil **to produce a low-carbon intensity renewable diesel**

Ethanol reduces **life cycle GHG emissions by at least 30%**[(2)]

Developing a **carbon capture project** connected to eight of our **Ethanol plants**, providing **an economic path to further reduce carbon intensity** of our Ethanol product **by more than 40%**

Upcoming ESG Disclosures

- **ESG Report** to include **SASB** report, **EEO-1**, and GHG emissions verification – Summer 2022
- 2022 **TCFD Report with Scenario Analysis** (IEA Net Zero 2050) – Summer 2022
- **Value chain analysis**, including certain emissions – Fall 2022
- Political and lobbying activities, including a **climate-lobbying analysis** – Fall 2022

See slides 23-24 for notes regarding this slide.

(1) 100% used cooking oil feedstock results in a carbon intensity score of 20 under California's LCFS program.
(2) Versus the comparable petroleum based fuel.

INVESTOR PRESENTATION | JUNE 2022

Valero 26

Sharing Our Success with the Communities where we Operate with Strong Governance and Ethical Standards

S — SOCIAL

Diversity, Equality and Inclusion (DEI)

36% of our U.S. workforce **are minorities**

30% of our professional employees **are women**

Bloomberg Gender-Equality Index 2022

EEO-1 Report disclosed

Dedicated DEI team focused on recruitment, training and development, compensation, benefits, and retention

Chief Diversity Officer reports directly to CEO, with reporting responsibilities to the Board

Community Investments

Surpassed $60 million in 2021, with more than **$37 million** of direct financial support distributed as follows:

- Education **40%**
- Health Care **28%**
- Basic Needs **26%**
- Civic **6%**

G — GOVERNANCE

Board of Directors

6 of 11 directors represent diversity of race or gender

3 of 11 are women

10 members are independent

4 fully independent committees, including a **Sustainability and Public Policy Committee**

Board and Committee oversight of risks and compliance, including climate change risks

Stakeholder Engagement



Plan
Engage
Analyze & Respond
Review

Executive Compensation Alignment with ESG

All-Employee Bonus



40%
20%
40%
Financial
Operational
Strategic

- **ESG Efforts & Improvement**
- Stockholder Returns
- Capital Discipline
- Operational Excellence
- Organizational Excellence

Performance Shares

In addition to TSR, an **Energy Transition performance measure** modifies performance shares, incorporating:

- Annual progress versus the 2025 GHG emissions reduction target
- Percentage of growth capital deployed for low-carbon projects

See slides 23-24 for notes regarding this slide.

INVESTOR PRESENTATION | JUNE 2022

Valero 27

Strong Presence in Advantaged U.S. Gulf Coast and Mid-Continent 2.6 mmbpd Refining Capacity (mbpd, % of overall crude capacity) U.S. West Coast CANADA 230 UNITED 9% North Atlantic KINGDOM 440 IRELAND 17% 1,484 U.S. Gulf Coast 57% MONTREAL 461 17% U.S. Mid-Continent LONDON UNITED STATES (1) Gulf Coast Refining Capacity (mbpd, % of overall crude capacity) 1,484 LIMA PERU 57% 1,178 WHOLESALE MARKETING PRESENCE 41% BRANDED WHOLESALE PRESENCE 529 VALERO REFINERIES 27% 185 VALERO ETHANOL PLANTS SAN ANTONIO 19% 0 VALERO TERMINALS DIAMOND GREEN DIESEL VLO MPC PSX PBF DINO (existing & under construction) MEXICO PIPELINES (1) CDU capacity from EIA data and company PROPOSED CARBON SEQUESTRATION PIPELINE presentations. See slide 41 for Valero’s capacity and Nelson complexity by refinery. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 28 MEXICO CITY

U.S. Natural Gas Provides Operating Expense and Feedstock Cost Advantages 2Q22 Natural Gas Opex for 2Q21 Natural Gas Opex 1Q22 Natural Gas Opex ($ per barrel) ($ per barrel) U.S. versus European Refineries ($ per barrel) $10.02 $7.14 ~$9.00 per barrel Opex advantage ~$2.00 per barrel Opex advantage $2.69 ~$5.00 per barrel $1.34 Opex advantage $0.91 $80 $70 U.S. Europe U.S. Europe Natural Gas Prices $60 ($ per million Btu) $2.11 $50 Europe U.S. $40 $30 $20 U.S. Europe $10 $0 Apr 21 Jul 21 Oct 21 Jan 22 Apr 22 See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 29

Crude Supply Advantage in the U.S. Gulf Coast and Mid-Continent


Local Crude Gathering
McKee
Navigator
Glass Mountain
Cushing
NuStar
Cushing-McKee
Connection
Centurion Pipeline
Red River
Pipeline
Diamond Pipeline
Memphis
Childress
Station
NuStar
Basin
Collierville
Crude System
Ardmore
Hewitt
Wasson
ETCOP
Capline
To Nederland
Pipeline
Centurion
Sunrise Pipeline
Wichita Falls
Colorado City
Midland
EPIC
Gray Oak
McCamey
Cactus
Eagle Ford:
Harvest Pipeline
EOG Pipeline
Permian:
Cactus Pipeline
Gray Oak
Local Crude Gathering
Three Rivers
NuStar
NuStar
Oakville
Terminal
Taking advantage of
Permian crude with
investments in
Corpus Christi
NuStar
Corpus Christi
West and East
Cactus
Cactus II
Gray Oak
NuStar North Beach
EPIC
Crude Export Dock
Crude Export Tankage
Blue lines and terminals represent
Valero ownership interest.

Valero U.S. Gulf Coast Feedstock Ranges

(2012 through 1Q22)


54%
34%
34%
23%
17%
17%
8%
6%
Heavy Sour
Medium / Light
Sour
Sweet
Residuals

Valero's refineries have operational flexibility to **process a wide range of feedstocks** and access to a deep pool of **skilled labor** in the U.S. Gulf Coast



See slides 23-24 for notes regarding this slide.

INVESTOR PRESENTATION | JUNE 2022

Valero 30

Operational Flexibility and Refinery Optimization Provide Competitive Advantage

- Our operational flexibility and optimization to quickly shift light product yields as market conditions signal move from "max gasoline" to "max distillate" enables higher margin capture
- Demand impacts from COVID-19 drove yields to swing between both extremes within a few months
- VLO has demonstrated a wider range of yields for gasoline, kerosene, jet fuel, and diesel versus the industry



2012 – 2022 Refinery Product Yield Ranges
(monthly averages)
VLO
Industry
59%
42%
51%
41%
12%
2%
11%
4%
40%
23%
38%
27%
Finished Gasoline
Kerosene / Jet
Diesel



INVESTOR PRESENTATION | JUNE 2022

Source: Monthly industry refinery yields from EIA through February 2022.

Valero 31

Product shortages Competitive Global Light Products Supply in Latin America, Eastern Canada, Europe, and VLO U.S. Product Exports (thousand barrels per day) Africa expected to Gasoline Distillate drive U.S. export 310 demand growth 209 102 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Latin America Refining Runs (million barrels per day, % of crude processing capacity) 6.6 7 6.4 100% 6.3 6.0 6.0 5.9 5.6 6 90% 5.2 4.7 5 4.3 83% 4.1 4.0 80% 80% 80% 80% 79% 3.7 78% 4 72% 70% 3 66% 60% 60% 2 55% 55% 54% 50% 1 50% Distillate 0 40% Gasoline 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Source: Industry consultants. See slides 23-24 for notes regarding this slide. Totals may not crossfoot due to rounding. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 32

Expansion of supply chain to high demand Investing to Grow Product Exports growth markets provides a ratable into Higher Netback Markets product outlet and improves margin Advantaged Refineries and Logistics U.S. Product Exports capture (12-month moving average, mbpd) Other Europe Canada Other Latin America Mexico Exports to Latin America (1) make up 88% of total U.S. product exports 2009 2011 2013 2015 2017 2019 2021 (existing & under construction) (1) Reflects Valero’s current and anticipated future terminals (owned or leased). (2) Total Gasoline and Diesel Source: DOE Petroleum Supply Monthly data through February 2022. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 (2) 33 Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE and other oxygenates).

Ratable Global Wholesale Supply Stable branded and unbranded demand Through an Extensive Marketing Network Wholesale Volumes million barrels per day of Rack blending 1.2 (% of total light products production, mbpd) ratable wholesale supply partially offsets our (1) (2) (3) U.S. Europe and Canada Latin America of our light products 51% RVO compliance 50% >50% 51% 47% 50% 49% 49% production 62% 52% 48% 1,310 1,292 1,246 1,211 1,198 1,195 1,199 1,174 costs 1,130 1,040 outlets carry our brand names ~7,000 Mexico wholesale 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 business supported (1) U.S. volumes exclude jet rack sales. (2) by a growing, Europe volumes include jet fuel. Canada volumes include jet fuel and some bulk sales. (3) Peru volumes include jet fuel and bulk sales. flexible logistics Valero Mexico Volume Growth supply system (mbpd) Valero is one of the largest light products importers into Mexico 80 70 60 50 40 30 20 10 0 Sep 18 Dec 18 Mar 19 Jun 19 Sep 19 Dec 19 Mar 20 Jun 20 Sep 20 Dec 20 Mar 21 Jun 21 Sep 21 Dec 21 Mar 22 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 See slides 23-24 for notes regarding this slide. 34

Pipelines(1)

Racks, Terminals and Storage(1)

Rail

Marine(1)

Valero's Logistics Assets

Pipelines[1]

- **Over 3,000 miles of active pipelines**
- Central Texas Pipeline started up in 2019
- Sunrise Pipeline expansion started up in 2018

Racks, Terminals and Storage[1]

- **Over 130 million barrels** of active **shell capacity** for crude oil and products
- **Over 200 truck** rack **bays**
- Pasadena terminal completed in 2020

Rail

- **Approximately 5,200 railcars**
- Expected to serve long-term needs of ethanol, asphalt, aromatics, and other products

Marine[1]

- **Over 50 docks**
- **Two Panamax class vessels** (joint venture)

[1] Includes assets that have other joint venture or minority interests. Does not include ethanol assets.

INVESTOR PRESENTATION | JUNE 2022

Valero 35

Operations Outlook • 12 plants with 1.6 billion gallons annual • Ethanol will remain a significant part of the Ethanol production capacity domestic fuel mix – Dry mill production process, where corn is • Efficiency standards will drive demand for ground into flour and mixed with water U.S. Fuel Ethanol Exports higher octane fuels, such as 95 RON, resulting before fermentation (mbpd) in incremental ethanol demand – Efficient plants with scale, located in the Rest of Industry Valero 112 • Global renewable fuel mandates should drive corn belt 104 96 91 88 25 export growth 82 – Operational best practices transferred from 25 76 20 19 24 21 refining 13 55 54 • Executing carbon sequestration projects 87– 45Q Tax Credit provides economic incentive 79 77 • Cost advantaged versus the industry 72 64 64 61 53 51 – LCFS provides higher value for the lower carbon intensity ethanol 2014 2015 2016 2017 2018 2019 2020 2021 2022 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 Source: U.S. Energy Information Agency (EIA) through February 2022, U.S. Census Bureau for March 2022. 36

Investing to Improve Margins and Light Product Yields

Port Arthur Coker

- $975 MM anticipated cost for **55 MBPD delayed coker and sulfur recovery unit**, with expected startup in the first half of 2023
- Creates two independent CDU-VDU-coker trains, which should **improve turnaround efficiency** and **reduce maintenance-related lost margin opportunity**
- Design enables **full utilization of existing CDU** capacity, **reduces VGO purchases**, and **increases heavy sour crude and resid processing capability** and light products yield
- Estimated **$420 MM annual EBITDA contribution** at 2018 average prices ($325 MM at mid-cycle prices)

Incremental Volumes (MBPD)	
Feeds	
Crude	102
Resid	21
VGO	(47)
Products	
Naphtha	3
Gasoline	15
Diesel	43
LPG	4


Port Arthur Delayed Coker Unit

INVESTOR PRESENTATION | JUNE 2022

See slides 23-24 for notes regarding this slide.

Valero 37

Investing to Upgrade Product Value

Houston and St. Charles Alkylation Units

- **Octane demand expected to grow** due to Tier 3 sulfur regulations and CAFE standards
- Abundant, low cost North American NGL supply provides advantage for Gulf Coast capacity additions
- Both units **upgrade low value isobutane and amylenes into high value alkylate**
  - High octane, low vapor pressure component enables the blending of incremental butane and low octane naphtha

13 MBPD — **Capacity at Houston** refinery started up in 2019

17 MBPD — **Capacity at St. Charles** refinery started up in 2020


Houston Alkylation Unit

INVESTOR PRESENTATION | JUNE 2022

Valero 38

Investing to Improve Access to North American Crude and Lower Refinery Operating Cost Structure

GROWTH PROJECTS FOCUSED ON OPTIMIZATION AND MARGIN CAPTURE

Completed **Diamond Pipeline** project with 200 MBPD capacity **connecting Memphis to Cushing** and **Sunrise Pipeline** 100 MBPD undivided interest **connecting Midland to Wichita Falls**	Provides **additional Mid-Continent crude access** to our McKee, Ardmore and Memphis refineries	**Improves** crude oil **supply flexibility, efficiency** and **blend quality**
Red River Pipeline 74 MBPD undivided interest **connecting Ardmore to Cushing**	Provides **additional Mid-Continent crude flexibility** to the Ardmore refinery	
Navigator **Glass Mountain Pipeline Connection** with 50 MBPD capacity **connecting McKee to Cushing**	**Reversal and extension** in service 2021 Provides **Mid-Continent crude flexibility and security of supply** to the McKee refinery	

GROWTH PROJECTS FOCUSED ON COST CONTROL AND MARGIN EXPANSION

Wilmington cogeneration unit started up in 2017	**Pembroke cogeneration** unit (£130 MM or $170 MM cost) started up in 2021	Expect to **reduce costs and improve supply reliability** for power and steam


Diamond and Sunrise Pipelines
Diamond Pipeline


Cogeneration Plants
Wilmington Cogeneration Plant

INVESTOR PRESENTATION | JUNE 2022
Valero 39

Investing to Supply Higher Demand Markets and Expand Product Export and Biofuels Blending Capabilities

Central Texas pipelines and terminals to supply **high-growth refined products market**

- Started up in 2019
- Approximately 205 miles of pipe[1], 960,000 barrels of total storage capacity and a truck rack

Pasadena refined products terminal joint venture

- Completed in 2020
- **5 MM barrels of storage capacity** with butane blending, two ship docks and a three-bay truck rack

Projects **expected to improve product margins**, reduce secondary costs, provide opportunity for third-party revenues, and increase capability for biofuels blending


Texas
WILLIAMSON COUNTY
HEARNE
Austin
HOUSTON


Pasadena Terminal

Extending product supply chain in **Central Texas** and the **U.S. Gulf Coast**

[1] Valero owns ~70 mile pipeline from Hearne to Williamson County and 40% undivided interest in 135 mile pipeline from Houston to Hearne.

INVESTOR PRESENTATION | JUNE 2022

Valero 40

Majority of refineries designated as VPP Star Sites by OSHA, recognizing Our Refining Capacity and Nelson exemplary occupational safety, Complexity process safety and health programs (1) Capacities (mbpd) Nelson Complexity Refinery Throughput Crude Index (2) Corpus Christi 370 290 14.4 Houston 255 205 8.0 Meraux 135 125 9.7 Port Arthur 395 335 12.7 St. Charles 340 215 17.4 Texas City 260 225 11.1 Three Rivers 100 89 13.2 (3) U.S. Gulf Coast 1,855 1,484 12.6 Ardmore 90 86 12.1 McKee 200 195 8.3 Memphis 195 180 7.9 (3) U.S. Mid-Continent 485 461 8.9 Pembroke 270 210 10.1 Quebec City 235 230 7.7 (3) North Atlantic 505 440 8.8 Benicia 170 145 16.1 Wilmington 135 85 15.8 (3) U.S. West Coast 305 230 16.0 (3) Total 3,150 2,615 11.6 (1) Capacities and Nelson complexity indices as of December 31, 2021. (2) Represents the combined capacities of two refineries—Corpus Christi East and Corpus Christi West. (3) Weighted average. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 41

Now vs. Then – A Shift In Valuation

In the Past

INDUSTRY/MACRO

- Majority of the U.S. refining capacity operated by large integrated oil companies
- Range bound industry wide EV/EBITDA multiple +/- 4.5x
- Peer group fragmented with smaller scale, less efficient refiners
- U.S. importing crude and products to meet domestic shortage
- Higher interest rates (10-yr Treasury ~5%)

VALERO

- Marginal operations
  - Third quartile operating performance impacted by M&A integration
  - Disadvantaged East Coast and Caribbean operations
- Less disciplined M&A and capital project execution
  - Frequent acquisitions
  - Focused on volume growth
  - Approximately $3.5 billion annual capex
- Volatile cash flow profile and lower stockholder returns
  - 1% to 2% dividend yield ($0.32/share annually)
  - Approximately $5 billion of liquidity
  - >570 million shares outstanding
- Volatile stock price

New Paradigm

INDUSTRY/MACRO

- Majority of the U.S. refining capacity operated by independent refiners
- EV/EBITDA multiple expansion and dispersion by company
- Peer group of larger scale, efficient and complex refiners
- Abundant supply of domestic crude oil and natural gas providing feedstock advantage
  - U.S. exporting products to higher growth markets
  - Lower interest rates (10-yr Treasury ~3%)

VALERO

- Expanding our long-term competitive advantage with investments in economic low-carbon projects
  - First quartile operating performance amid stable, upgraded portfolio with the lowest cash operating expense
  - Advantaged operations and scale
- Disciplined capital investment and growth strategy
  - Rigorous M&A targeting and screening process
  - 25% after-tax IRR hurdle rate for projects focused on operating cost reduction, margin enhancement and market expansion. $2.0 to $2.5 billion annual capital investments attributable to Valero.
- Distinctive free cash flow and higher stockholder returns
  - Annualized dividend of $3.92/share
  - $7.3 billion of liquidity as of March 31, 2022
  - Approximately 408 million shares outstanding as of April 22, 2022
- Lower volatility in earnings and free cash flow



INVESTOR PRESENTATION | JUNE 2022

Valero 42

Electric Vehicle (EV) Myth: Zero Emissions



Myth: Zero Emissions

Fact: Significant Emissions from EV Life Cycle



Mining/Extraction
Cobalt & Rare Earth Processing
Manufacturing EVs
Power Generation
CO2
CO2
CO2
CO2

- Life cycle emissions from EVs are significant from mining raw materials to fabrication to delivery to the showroom
  - Two times as much CO_2 emissions are generated compared to cars fueled by gasoline
  - Before it leaves the showroom, 12 tons of CO_2 emissions have already been generated vs. 6 tons of CO_2 emissions from cars fueled by gasoline
- 25 tons of CO_2 emissions are needed to make an EV that can drive a similar range as a car fueled by gasoline
- *"The problem is that batteries are big and heavy. The more weight you're trying to move, the more batteries you need to power the vehicle. But the more batteries you use, the more weight you add—and the more power you need. Even with big breakthroughs in battery technology, electric vehicles will probably never be a practical solution for things like 18-wheelers, cargo ships, and passenger jets. Electricity works when you need to cover short distances, but we need a different solution for heavy, long-haul vehicles"* – GatesNotes
- Southwest Research Institute Ted Talk, presented by Graham Conway



Embedded CO2 Emissions
(zero miles traveled)
Tons CO2
12
10
8
6
4
2
2x higher emissions from mining raw materials to fabrication to delivery
Car Fueled by Gasoline
Battery Electric Vehicle

Before it leaves the showroom, an EV emits twice the CO_2 emissions compared to a car fueled by gasoline

INVESTOR PRESENTATION | JUNE 2022

Valero 43

Non-GAAP Disclosures Return on Invested Capital (ROIC) VLO defines return on invested capital (ROIC) as adjusted net income (loss) attributable to VLO before adjusted net interest expense after-tax divided by average invested capital. VLO defines adjusted net income attributable to VLO as net income (loss) attributable to VLO stockholders adjusted to reflect the after-tax effect of special items that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results and trends. VLO defines adjusted net interest expense as “interest and debt expense, net of capitalized interest” adjusted to exclude “interest and debt expense, net of capitalized interest” attributable to non-controlling interests. The income tax effect of adjusted net interest expense is estimated based on the U.S. statutory income tax rate for the respective annual period. Average invested capital is defined as the average of total invested capital for the current annual period and total invested capital for the prior annual period. VLO defines total invested capital as debt attributable to VLO plus VLO stockholders’ equity less cash and cash equivalents. Debt attributable to VLO is defined as the current portion of debt and finance lease obligations, plus “debt and finance lease obligations, less current portion”, less debt attributable to non-controlling interests. Debt attributable to VLO for the year ended December 31, 2014 includes an adjustment to reflect the retrospective adoption of ASU No. 2015-15 subtopic 835-30, which resulted in the reclassification of certain debt issuance costs from “deferred charges and other assets, net” to “debt and finance lease obligations, less current portion.” Adjusted EBITDA VLO defines EBITDA as net income (loss) before depreciation and amortization expense, “interest and debt expense, net of capitalized interest”, income tax expense (benefit), and income (loss) from discontinued operations. VLO defines adjusted EBITDA as EBITDA further adjusted to reflect the effect of special items that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results and trends. VLO believes that the presentation of adjusted EBITDA provides useful information to investors to assess its ongoing financial performance because when reconciled to net income, it provides improved comparability between periods. The U.S. GAAP measures most directly comparable to adjusted EBITDA are net income and net cash provided by operating activities. Renewable Diesel Net Cumulative Cash Flow VLO defines renewable diesel net cumulative cash flow as DGD’s cumulative adjusted EBITDA attributable to VLO, less DGD’s cumulative capital expenditures attributable to VLO. VLO defines DGD’s adjusted EBITDA attributable to VLO as fifty percent (VLO’s ownership interest) of DGD’s operating income (loss) plus depreciation and amortization expense, and adjusted for 2017-2019 blender’s tax credit (BTC). VLO defines DGD’s capital expenditures attributable to VLO as fifty percent of DGD’s capital investments. Because DGD’s net cash flow is effectively attributable to each joint venture member, only 50 percent of DGD’s EBITDA and capital expenditures should be attributed to VLO’s renewable diesel cash flow. Therefore, renewable diesel cash flow has been adjusted for the portion of DGD’s EBITDA and capital expenditures attributable to VLO’s joint venture member’s ownership interest because VLO believes that it more accurately reflects cash flow generated by its renewable diesel segment. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 44

Non-GAAP Disclosures Renewable Diesel Adjusted EBITDA per Gallon Renewable diesel adjusted EBITDA is defined as DGD’s operating income adjusted to reflect the blender’s tax credit and excluding depreciation and amortization expense. Operating income is adjusted to reflect the blender’s tax credit in the proper period. The blender’s tax benefit recognized in 2019 is attributable to volumes blended during 2019 and 2018 and was recognized in December 2019 because the U.S legislation authorizing the credit was passed and signed into law in that month. The benefit recognized in 2018 is attributable to volumes blended during 2017 and was recognized in February 2018 because the U.S. legislation authorizing the credit was passed and signed into law in that month. VLO believes adjusting for these items provides improved comparability between periods. Renewable diesel EBITDA per gallon is renewable diesel adjusted EBITDA divided by DGD’s renewable diesel sales volume for the period. Sales volumes are calculated by multiplying sales volumes per day by the number of days in the applicable period. Free Cash Flow VLO defines free cash flow as net cash provided by operating activities less capital expenditures of VLO and DGD, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. VLO believes that the presentation of free cash flow provides useful information to investors in assessing VLO’s ability to cover ongoing costs and VLO’s ability to generate cash returns to stockholders. The GAAP measures most directly comparable to free cash flow are net cash provided by operating activities and net cash used in investing activities. Adjusted Net Cash Provided by Operating Activities Defined as net cash provided by operating activities excluding the items noted below. VLO believes adjusted net cash provided by operating activities is an important measure of its ongoing financial performance to better assess its ability to generate cash to fund VLO’s investing and financing activities. The basis for VLO’s belief with respect to each excluded item is provided below. • Changes in current assets and current liabilities – Current assets net of current liabilities represents VLO’s operating liquidity. VLO believes that the change in its operating liquidity from period to period does not represent cash generated by VLO’s operations that is available to fund VLO’s investing and financing activities. • DGD’s adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD – VLO is a 50/50 joint venture member in DGD and consolidates DGD’s financial statements; as a result, all of DGD’s net cash provided by operating activities (or operating cash flow) is included in VLO’s consolidated net cash provided by operating activities. DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each member and only 50 percent of DGD’s operating cash flow should be attributed to VLO’s net cash provided by operating activities. Therefore, net cash provided by operating activities has been adjusted for the portion of DGD’s operating cash flow attributable to the other joint venture member’s ownership interest because VLO believes that it more accurately reflects the operating cash flow available to VLO to fund VLO’s investing and financing activities. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 45

Non-GAAP Disclosures Capital Investments Attributable to Valero VLO defines capital investments attributable to Valero as all capital expenditures, deferred turnaround and catalyst cost expenditures, and investments in non-consolidated joint ventures presented in VLO’s consolidated statements of cash flows excluding the portion of DGD’s capital investments attributable to the other joint venture member and all of the capital expenditures of other VIEs. Capital investments attributable to Valero are allocated between sustaining capital expenditures attributable to Valero and growth capital investments attributable to Valero. DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each member, only 50 percent of DGD’s capital investments should be attributed to VLO’s net share of capital investments. VLO also excludes the capital expenditures of other consolidated VIEs because VLO does not operate those VIEs. VLO believes that capital investments attributable to Valero is an important measure because it more accurately reflects capital investments of VLO. I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 46

Non-GAAP Disclosures:
Return on Invested Capital (ROIC)

RETURN ON INVESTED CAPITAL (ROIC)
(in millions)

	Year Ended December 31,							
	2014	2015	2016	2017	2018	2019	2020	2021
Numerator:								
Net income (loss) attributable to VLO stockholders		$3,990	$2,289	$4,065	$3,122	$2,422	($1,421)	$930
Total effect of special items after-tax		624	(565)	(1,783)	113	(61)	156	222
Adjusted net income (loss) attributable to VLO		4,614	1,724	2,282	3,235	2,361	(1,265)	1,152
Plus: adjusted net interest expense after-tax		281	288	299	362	357	444	465
Adjusted net income (loss) attributable to VLO before adjusted net interest expense after-tax (A)		$4,895	$2,012	$2,581	$3,597	$2,718	($821)	$1,617
Denominator:								
Current portion of debt	606	127	115	122	238	494	723	1,264
Debt and finance leases, less current portion	5,780	7,208	7,886	8,750	8,871	9,178	13,954	12,606
Less: debt issue costs - non-bank debt (ASU 2015-15)	(33)	-	-	-	-	-	-	-
Less: debt attributable to non-controlling interests	(14)	(58)	(176)	(260)	(384)	(366)	(614)	(893)
Debt attributable to VLO	6,339	7,277	7,825	8,612	8,725	9,306	14,063	12,977
VLO stockholders' equity	20,677	20,527	20,024	21,991	21,667	21,803	18,801	18,430
Less: cash and cash equivalents	(3,689)	(4,114)	(4,816)	(5,850)	(2,982)	(2,583)	(3,313)	(4,122)
Total invested capital	$23,327	$23,690	$23,033	$24,753	$27,410	$28,526	$29,551	$27,285
Average invested capital (B)		$23,509	$23,362	$23,893	$26,082	$27,968	$29,039	$28,418
ROIC (A / B)		21%	9%	11%	14%	10%	-3%	6%
ROIC (7-year average)								10%

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Non-GAAP Disclosures: Adjusted EBITDA

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(in millions)

	Year Ended December 31,										
	2009	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Net income (loss)	($1,982)	$2,080	$2,728	$3,711	$4,101	$2,417	$4,156	$3,353	$2,784	($1,107)	$1,288
Plus: Depreciation and amortization expense	1,361	1,549	1,720	1,690	1,842	1,894	1,986	2,069	2,255	2,351	2,405
Plus: Interest and debt expense, net of capitalized interest	416	314	365	397	433	446	468	470	454	563	603
Plus: Income tax expense (benefit)	(43)	1,626	1,254	1,777	1,870	765	(949)	879	702	(903)	255
Less: Income (loss) from discontinued operations	(1,709)	(1,034)	6	(64)	-	-	-	-	-	-	-
EBITDA	$1,461	$6,603	$6,061	$7,639	$8,246	$5,522	$5,661	$6,771	$6,195	$904	$4,551
Adjustments:											
Aruba (discontinued operations)	64	-	-	-	-	-	-	-	-	-	-
Asset impairment losses	222	86	-	-	-	56	-	-	-	-	24
Blender's tax credits	-	-	-	-	-	-	170	(12)	(158)	-	-
Environmental reserve adjustments	-	-	-	-	-	-	-	108	-	-	-
Gain on disposition of retained interest in CST Brands, Inc.	-	-	(325)	-	-	-	-	-	-	-	-
LCM inventory valuation adjustment (gain) loss	-	-	-	-	790	(747)	-	-	-	(19)	-
LIFO liquidation adjustment (gain) loss	-	-	-	(233)	-	-	-	-	-	224	-
Loss on early redemption and retirement of debt	-	-	-	-	-	-	-	38	22	-	193
Texas City Refinery fire expenses	-	-	-	-	-	-	-	17	-	-	-
Gain on sale of MVP interest	-	-	-	-	-	-	-	-	-	-	(62)
EBITDA attributable to noncontrolling interest	-	3	(8)	(108)	(144)	(171)	(218)	(283)	(313)	(331)	(449)
Adjusted EBITDA attributable to VLO stockholders	$1,747	$6,692	$5,728	$7,298	$8,892	$4,660	$5,613	$6,639	$5,746	$778	$4,257

Total Adjusted EBITDA attributable to VLO stockholders, 2012-2019	$51,268
Number of Years, 2012-2019	8
Average Adjusted EBITDA attributable to VLO stockholders, 2012-2019	$6,409

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Non-GAAP Disclosures:
Renewable Diesel Net Cumulative Cash Flow

RECONCILIATION OF DGD OPERATING INCOME AND TOTAL CAPITAL INVESTMENTS TO DGD'S NET CUMULATIVE CASH FLOW ATTRIBUTABLE TO VALERO
(in millions)

	Year Ended December 31,										
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
DGD's cumulative adjusted EBITDA attributable to VLO:											
Operating income (loss)		($5)	$24	$145	$157	$147	$57	$319	$728	$630	$709
Plus: depreciation and amortization expense		-	9	18	20	28	29	29	51	45	58
EBITDA		($5)	$33	$163	$177	$175	$86	$348	$779	$675	$767
Adjustments:											
BTC adjustments (2018-2019)		-	-	-	-	-	-	156	(156)	-	-
BTC adjustments (2017-2018)		-	-	-	-	-	160	(160)	-	-	-
DGD adjusted EBITDA		(5)	33	163	177	175	246	344	623	675	767
Our ownership interest		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%
DGD's adjusted EBITDA attributable to VLO		(3)	17	82	89	88	123	172	312	338	384
DGD's cumulative adjusted EBITDA attributable to VLO (A)		($3)	$14	$96	$185	$273	$396	$568	$880	$1,218	$1,602
DGD's cumulative capital investments attributable to VLO:											
Total DGD #1 Capital Investment	106	210	74	14	2	34	88	170	24	31	35
Total DGD #2 Capital Investment	-	-	-	-	-	-	-	22	136	481	411
Total DGD #3 Capital Investment	-	-	-	-	-	-	-	-	-	36	602
Total DGD Capital Investments	106	210	74	14	2	34	88	192	160	548	1,048
Our ownership interest	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%
DGD's capital investments attributable to VLO	53	105	37	7	1	17	44	96	80	274	524
DGD's cumulative capital investments attributable to VLO (B)	$53	$158	$195	$202	$203	$220	$264	$360	$440	$714	$1,238
DGD's net cumulative cash flow attributable to VLO (A-B)	($53)	($161)	($181)	($106)	($18)	$53	$132	$208	$440	$504	$364

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Non-GAAP Disclosures: Renewable Diesel Adjusted EBITDA per Gallon RECONCILIATION OF DGD OPERATING INCOME TO DGD ADJUSTED EBITDA PER GALLON (in millions except for per gallon amounts) Year Ended December 31, 2015 2016 2017 2018 2019 2020 2021 Operating income $157 $147 $57 $319 $728 $630 $709 20 28 29 29 51 45 58 Plus: depreciation and amortization expense EBITDA $177 $175 $86 $348 $779 $675 $767 Adjustments: BTC adjustments (2018-2019) - - - 156 (156) - - BTC adjustments (2017-2018) - - 160 (160) - - - $177 $175 $246 $344 $623 $675 $767 DGD adjusted EBITDA DGD renewable diesel sales volumes (million gallons) 157 161 161 157 277 288 370 $1.13 $1.09 $1.53 $2.19 $2.25 $2.34 $2.07 DGD adjusted EBITDA per gallon I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 50

Non-GAAP Disclosures:
Capital Investments Attributable to Valero

RECONCILIATION OF TOTAL CAPITAL INVESTMENTS TO CAPITAL INVESTMENTS ATTRIBUTABLE TO VALERO
(in millions)

	Year Ended December 31,										Three Months Ended March 31,	Year Ending December 31,
	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2022
Capital expenditures (excluding VIEs)	$2,721	$2,040	$2,076	$1,607	$1,261	$1,269	$1,463	$1,627	$1,014	$513	$152	$630
Capital expenditures of VIEs:												
DGD	210	74	11	-	17	84	165	142	523	1,042	219	760
Other VIEs	-	7	66	11	-	26	124	225	251	110	13	-
Deferred turnaround and catalyst cost expenditures (excluding VIEs)	479	634	646	671	701	519	888	762	623	787	453	980
Deferred turnaround and catalyst cost expenditures of DGD	-	-	3	2	17	4	27	18	25	6	6	20
Investments in non-consolidated joint ventures	57	76	14	141	4	406	181	164	54	9	-	-
Total capital investments	$3,467	$2,831	$2,816	$2,432	$2,000	$2,308	$2,848	$2,938	$2,490	$2,467	$843	$2,390
Adjustments:												
DGD's capital investments attributable to the other joint venture member	(105)	(37)	(7)	(1)	(17)	(44)	(96)	(80)	(274)	(524)	(112)	(390)
Capital expenditures of other VIEs	-	(7)	(66)	(11)	-	(26)	(124)	(225)	(251)	(110)	(13)	-
Capital investments attributable to Valero	$3,362	$2,787	$2,743	$2,420	$1,983	$2,238	$2,628	$2,633	$1,965	$1,833	$718	$2,000

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Non-GAAP Disclosures:
Sustaining Capex and Growth Capital Investments Attributable to Valero

RECONCILIATION OF TOTAL SUSTAINING CAPITAL EXPENDITURES AND GROWTH CAPITAL INVESTMENTS TO SUSTAINING CAPITAL EXPENDITURES AND GROWTH CAPITAL INVESTMENTS ATTRIBUTABLE TO VALERO
(in millions)

	Year Ended December 31,										Three Months Ended March 31,	Year Ending December 31,
	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2022
Sustaining Capital Expenditures Attributable to Valero:												
Sustaining capital expenditures (excluding VIEs)	$1,525	$1,413	$1,232	$1,459	$1,418	$1,300	$1,896	$1,693	$1,095	$1,085	$517	$1,260
Sustaining capital expenditures of VIEs:												
DGD	6	2	10	2	28	13	47	20	31	40	14	30
Other VIEs	-	-	-	-	-	-	-	-	-	4	5	-
Total sustaining capital expenditures	$1,531	$1,415	$1,242	$1,461	$1,446	$1,313	$1,943	$1,713	$1,126	$1,129	$536	$1,290
Adjustments:												
DGD's sustaining capital expenditures attributable to the other joint venture member	(3)	(1)	(5)	(1)	(14)	(7)	(24)	(10)	(15)	(20)	(7)	(15)
Sustaining capital expenditures of other VIEs	-	-	-	-	-	-	-	-	-	(4)	(5)	-
Sustaining capital expenditures attributable to Valero	$1,528	$1,414	$1,237	$1,460	$1,432	$1,306	$1,919	$1,703	$1,111	$1,105	$524	$1,275
Growth Capital Investments Attributable to Valero:												
Growth capital expenditures (excluding VIEs)	$1,675	$1,261	$1,490	$819	$544	$488	$455	$696	$542	$215	$88	$350
Growth capital expenditures of VIEs:												
DGD	204	72	4	-	6	75	145	140	517	1,008	211	750
Other VIEs	-	7	66	11	-	26	124	225	251	106	8	-
Investments in non-consolidated joint ventures	57	76	14	141	4	406	181	164	54	9	-	-
Total growth capital investments	$1,936	$1,416	$1,574	$971	$554	$995	$905	$1,225	$1,364	$1,338	$307	$1,100
Adjustments:												
DGD's growth capital expenditures attributable to the other joint venture member	(102)	(36)	(2)	-	(3)	(37)	(72)	(70)	(259)	(504)	(105)	(375)
Growth capital expenditures of other VIEs	-	(7)	(66)	(11)	-	(26)	(124)	(225)	(251)	(106)	(8)	-
Growth capital investments attributable to Valero	$1,834	$1,373	$1,506	$960	$551	$932	$709	$930	$854	$728	$194	$725
Valero's Growth Capital Attributable to Renewables:												
DGD's growth capital expenditures attributable to Valero												$375
Ethanol growth capital expenditures												10
Total Valero growth capital attributable to Renewables												$385

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Non-GAAP Disclosures: Free Cash Flow RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES UNDER GAAP TO FREE CASH FLOW (in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Net cash provided by operating activities $5,270 $5,564 $4,241 $5,611 $4,820 $5,482 $4,371 $5,531 $948 $5,859 Less: Capital expenditures of VLO and DGD 2,931 2,121 2,153 1,618 1,278 1,353 1,628 1,769 1,537 1,555 Less: Deferred turnaround and catalyst cost expenditures 479 634 649 673 718 523 915 780 648 793 Less: Investments in joint ventures 57 76 14 141 4 406 181 164 54 9 Less: Changes in current assets and current liabilities (302) 922 (1,810) (1,306) 976 1,289 (1,297) 294 (345) 2,225 Free cash flow $2,105 $1,811 $3,235 $4,485 $1,844 $1,911 $2,944 $2,524 ($946) $1,277 Total free cash flow, 2012 – 2021 $21,190 Number of years 10 Average free cash flow, 2012 – 2021 $2,119 I N V E S T O R P R E S E N T A T I O N | J U N E 2 0 2 2 53

Non-GAAP Disclosures:
Adjusted Net Cash Provided by Operating Activities and Payout Ratio

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED NET CASH PROVIDED BY OPERATING ACTIVITIES
(in millions)

	Year Ended December 31,									
	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Net cash provided by operating activities	$5,270	$5,564	$4,241	$5,611	$4,820	$5,482	$4,371	$5,531	$948	$5,859
Exclude:										
Changes in current assets and current liabilities	(302)	922	(1,810)	(1,306)	976	1,289	(1,297)	294	(345)	2,225
DGD's adjusted net cash provided by operating activities attributable to the other joint venture member	(3)	11	70	81	83	41	175	390	338	381
Adjusted net cash provided by operating activities (A)	$5,575	$4,631	$5,981	$6,836	$3,761	$4,152	$5,493	$4,847	$955	$3,253

RECONCILIATION OF PURCHASES OF COMMON STOCK FOR TREASURY AND COMMON STOCK DIVIDENDS TO PAYOUT RATIO
(in millions)

	Year Ended December 31,									
	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Purchases of common stock for treasury	$281	$928	$1,296	$2,838	$1,336	$1,372	$1,708	$777	$156	$27
Common stock dividends	360	462	554	848	1,111	1,242	1,369	1,492	1,600	1,602
Total payout (B)	$641	$1,390	$1,850	$3,686	$2,447	$2,614	$3,077	$2,269	$1,756	$1,629
Payout ratio (B/A)	11%	30%	31%	54%	65%	63%	56%	47%	184%	50%

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Investor Relations Contacts



Our products fuel modern life and make a better future possible

Homer Bhullar
Vice President, Investor Relations and Finance
210.345.1982
Homer.Bhullar@Valero.com

Eric Herbort
Senior Manager, Investor Relations
210.345.3331
Eric.Herbort@Valero.com

Gautam Srivastava
Senior Manager, Investor Relations
210.345.3992
Gautam.Srivastava@Valero.com

Valero